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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1996 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.

                                                   ARTHUR ANDERSEN LLP

Atlanta, Georgia
October 17, 1996